UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 21, 2016
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Oakridge Global Energy Solutions Inc.
(Exact name of registrant as specified in its charter)
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Colorado	000-50032	94-3431032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3520 Dixie Highway, Palm Bay, FL  32905
 (Address of principal executive offices) (Zip Code)

(321) 610-7959
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement

On June 16, 2016 (the "Issuance Date"), Oakridge Global Energy Solutions Inc. (the "Company" or the "Issuer") entered into a securities purchase agreement effective as of June 21, 2016 (the "Securities Purchase Agreement") with JMJ Financial (an accredited investor hereinafter referred to as the "Purchaser" or the "Investor"), pursuant to which the Company agreed to issue and the Purchaser agreed to purchase (i) a 10% Original Discount Unsecured Convertible Promissory Note (the "Convertible Note" or "Note") in the principal amount of up to $555,000, and (ii) a warrant to purchase 1,068,374 shares of the Company's common stock for an aggregate exercise price of $416,666 (the "Warrant"). The Warrant can be exercised at any time on or before the five (5) year anniversary of the date the Warrant was issued.  The warrant is exercisable at the lessor of $0.39 per share or the lowest trade price in the 10 day period preceding the exercise date and may be exercisable on a cashless basis.  Furthermore, the warrant exercise price is subject to adjustment in the event the Company issues any securities at an effective price per share less than the exercise price of the warrant.

The convertible promissory note matures June 21, 2017. The convertible promissory note is convertible at any time, in whole or in part, at JMJ Financial's option into shares of our common stock at the lesser of $.39 or 65% of the average of the lowest two closing prices in the 25-day pricing period preceding a conversion. However, at no time will JMJ Financial be entitled to convert any portion of the note to the extent that after such conversion, JMJ Financial (together with its affiliates) would beneficially own more than 4.99% of our outstanding shares common stock as of such date. We agreed to reserve at least 25,000,000 shares of our common stock for conversion of the note. The note also provides for penalties and rescission rights if we do not deliver shares of our common stock upon conversion with the require timeframes.

Under the terms of the Note, the Company has agreed to file a S-1 registration statement file with Securities and Exchange Commission no later than on July 29, 2016.  In addition, so long as the Note is outstanding, upon the Company's issuance of any security with any term more favorable to the holder thereof than is provided to JMJ under the Note, JMJ shall have the option to make such more favorable term a part of the Note.

Each of the following are an event of default under this Note: (i) the Issuer shall fail to pay any principal under the Note when due and payable (or payable by conversion) thereunder; or (ii) the Issuer shall fail to pay any interest or any other amount under the Note when due and payable (or payable by conversion) thereunder; or (iii) the Issuer shall breach or fail to honor any other term of this Note, any term under any other document related to this Note, or any other written agreement between the Issuer and the Investor (collectively, the "Transaction Documents"), including, without limitation, the Issuer's obligation to reserve at all times a sufficient number of shares to provide for the issuance of common stock upon the full conversion of this Note; or (iv) the Issuer fails to keep available a sufficient number of authorized, unissued and unreserved shares of common stock (other than shares of common stock reserved for the Investor) to permit the Investor to increase its share reserve to such number of shares as equals not less than five times the outstanding Note balance divided by the closing price of the Issuer's common stock; or (v) the Issuer's failure to increase the number of authorized shares of common stock of the Issuer within sixty days of having a number of authorized, unissued, and unreserved shares of common stock (excluding shares of common stock reserved for the Investor) of less than five times the number of shares necessary to provide for the issuance of common stock upon full conversion of this Note; or (vi) the Issuer terminates or replaces the entity or person serving as the transfer agent for the Issuer without obtaining the previous written consent of the Investor thirty days in advance of such termination or replacement; or (vii) the Issuer's failure to appoint a new transfer agent approved by the Investor (such approval not to be unreasonably withheld) and to provide the Investor, within five business days following termination, resignation or replacement of the current transfer agent, an irrevocable instruction and share reservation letter, executed by the Issuer and the new transfer agent, providing rights to the Investor identical to the rights provided to the Investor in the irrevocable instruction and share reservation letter between the Issuer, the Investor, and the terminated, resigned or replaced transfer agent; or (viii) the Issuer shall become insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; or (ix) the Issuer shall make a general assignment for the benefit of creditors; or (x) the Issuer shall file a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); or (xi) an involuntary proceeding shall be commenced or filed against the Issuer; or (xii) the Issuer's common stock has an offering price of $0.0001 on its principal trading market at any time; or (xiii) the Issuer's market capitalization (the number of shares of common stock issued and outstanding multiplied by the price per share of common stock) is less than $200,000 at any time or decreases to less than 50% of the market capitalization on the Effective Date of any payment of Consideration; or (xiv) the price per share of the Issuer's common stock decreases to less than 50% of the price per share on the Effective Date of any payment of Consideration; or (xv) the Issuer shall lose its status as "DTC Eligible" or the Issuer's shareholders shall lose the ability to deposit (either electronically or by physical certificates, or otherwise) shares into the DTC System; or (xvi) the Issuer shall become delinquent in its filing requirements as a fully-reporting issuer registered with the SEC; or (xvii) the Issuer shall fail to meet all requirements to satisfy the availability of Rule 144 to the Investor or its assigns including but not limited to timely fulfillment of its filing requirements as a fully-reporting issuer registered with the SEC, requirements for XBRL filings, and requirements for disclosure of financial statements on its website.

The Investor has a right to require the Company to repurchase the Note at any time after 150 days from the issuance date of the Note at an amount equal to 120% of the sum of the principal of the Note, plus all accrued interest and expenses.  So long as the Note is outstanding, JMJ may not effect short sales of the Company's common stock or hedging transactions which establish a net short position with respect thereto.

A copy of the Securities  Purchase Agreement, Note and Warrant (collectively, the "Agreements") are attached as exhibits to this Report. The description of the terms of the Agreements do not purport to be complete and are qualified in their entirety by the provisions of the Agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 of this Current Report.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The sale and the issuance of the Convertible Note and the Warrant were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act").  We made this determination based on the representations of the Purchaser which included, in pertinent part, that Purchaser was (a) an "accredited investor" within the meaning of Rule 501 of Regulation D or (b) a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and upon such further representations from the Purchaser that (i) the Purchaser is acquiring the securities for its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) the Purchaser agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) the Purchaser has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of an investment in the Company, (iv) the Purchaser had access to all of the Company's documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which the Company possessed or were able to acquire without unreasonable effort and expense, and (v) the Purchaser has no need for the liquidity in its investment in the Company and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement
10.2	Convertible Note Agreement
10.3	Warrant Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oakridge Global Energy Solutions Inc.

Date: June 27, 2016	By:	/s/ Stephen Barber
	Name:	Stephen Barber
	Title:	Chief Executive Officer